COLLEGE RETIREMENT EQUITIES FUND (CREF)

SUPPLEMENT NO. 1
dated December 15, 2017
to the Prospectus dated May 1, 2017

Addition of securities market indices for performance comparison purposes for the CREF Stock Account

The CREF Stock Account (the “Stock Account”) is amending its “Average Annual Total Returns” table within the Prospectus to add information on the following securities market indices: (1) the Morningstar Aggressive Target Risk Index, an additional broad-based securities market index; and (2) the MSCI ACWI ex USA Investible Market Index, a component of the Stock Account’s composite benchmark index. Accordingly, the entry for the Stock Account in the “Average Annual Total Returns for the Accounts” table on page 60 of the Prospectus is hereby amended and replaced in its entirety with the following:

“AVERAGE ANNUAL TOTAL RETURNS FOR THE ACCOUNTS

For the periods ended December 31, 2016

	Inception date	One year	Five years		Ten years
Stock Account
Class R1	7/31/1952	8.76%	11.40%		4.96%
Class R2	4/24/2015	9.06	11.51	*	5.01	*
Class R3	4/24/2015	9.17	11.55	*	5.03	*
Morningstar Aggressive Target Risk Index (reflects no deductions for fees, expenses or taxes)		11.33	10.51		5.33
CREF Stock Account Composite Index† (reflects no deductions for fees, expenses or taxes)		10.25	11.86		5.25
Russell 3000® Index (reflects no deductions for fees, expenses or taxes)		12.74	14.67		7.07
MSCI ACWI ex USA IMI (reflects no deductions for fees, expenses or taxes)		4.41	5.35		1.22	”

The entries for the other CREF Accounts in the “Average Annual Total Returns for the Accounts” table starting on page 60 of the Prospectus will remain unchanged.

Additionally, the following disclosure is hereby added immediately following the final paragraph at the bottom of page 61 of the Prospectus:

“The Morningstar Aggressive Target Risk Index was added as a broad-based securities market index for the Stock Account to the chart above effective December 15, 2017. The returns of the Morningstar Aggressive Target Risk Index are appropriate for performance comparison purposes for the Stock Account because they reflect a multi-asset class exposure that is similar to the Stock Account.”

Additionally, the section entitled “More about benchmarks and other indices” starting on page 67 of the Prospectus is amended to include a description of the Morningstar Aggressive Target Risk Index. Accordingly, the following description of such index is hereby included on page 69 of the Prospectus immediately prior to the heading “Composite Index for the Stock Account”:

“Additional broad-based securities market index for the Stock Account

The Morningstar Aggressive Target Risk Index is a broad-based securities market index used to compare the Stock Account’s average annual returns with a broad measure of market performance. The Morningstar Aggressive Target Risk Index is one of the indices in the Morningstar Target Risk Index Series. The index series is made up of constituent Morningstar indices and reflects global equity market exposures of 20%, 40%, 60%, 80% or 95% based on an asset allocation methodology from Ibbotson Associates, a Morningstar company. The Morningstar Aggressive Target Risk Index has the highest global equity market exposure in the index series, and has a multi-asset class exposure that is similar to the Stock Account. Accordingly, the returns of the Morningstar Aggressive Target Risk Index are appropriate for performance comparison purposes for the Stock Account.”

A40198 (12/17)